Asset Retirement Obligations	12 Months Ended
Dec. 31, 2013
Asset Retirement Obligations
Asset Retirement Obligations

14.  Asset Retirement Obligations

Changes in the carrying amount of our AROs were as follows (in thousands):

	2013	2012
Balance at January 1	$240,634	$199,633
Accretion expense	15,342	13,189
Revisions to estimated cash flows	(7,572)	33,444
Payments	(1,075)	(5,632)
Balance at December 31	247,329	240,634
Less: current portion	(1,248)	(1,643)
Asset retirement obligation, net of current portion	$246,081	$238,991

The above amounts exclude $7.4 million and $8.6 million of concurrent reclamation for the years ended December 31, 2013 and 2012, respectively.

Revisions to estimated future reclamation cash flows reflect our regular updates to our estimated costs of closure activities throughout the lives of the respective mines and reflect changes in estimates of closure volumes, disturbed acreages, the timing of the reclamation activities, and third-party unit costs as of December 31, 2013.